SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               CONOLOG CORPORATION

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                (Name of Registrant as Specified in Its Charter)

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Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 6, 2003
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To the Shareholders of

CONOLOG CORPORATION

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, on Monday, January 6, 2003, at 4:00 p.m., local time, for the following purposes:

      1. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to give effect to a one-for-ten reverse stock split of the common stock of the Company; and

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

            The Board of Directors has fixed the close of business on November 25, 2002 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof.

                       By order of the Board of Directors.

                                 ROBERT S. BENOU
                      Chairman and Chief Executive Officer

Somerville, New Jersey
December 10, 2002

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                                    IMPORTANT
               IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
               REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
             INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
                IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
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

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

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                          P R O X Y   S T A T E M E N T

                                       for

                         SPECIAL MEETING OF SHAREHOLDERS

                          to be held on January 6, 2003

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                                                               December 10, 2002

      The enclosed proxy is solicited by the Board of Directors of Conolog Corporation, a Delaware corporation (the "Company") in connection with a Special Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 on Monday, January 6, 2003, at 4:00 p.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of an amendment to the Certificate of Incorporation to give effect to a one-for-ten reverse split of the common stock of the Company. The record date with respect to this solicitation is the close of business on November 25, 2002 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about December 10, 2002.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

      The number of outstanding shares entitled to vote at the meeting is 5,070,803 common shares, par value $.01 per share, not including 2,203 common shares held in treasury. Each common share is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. The affirmative vote of the holders of a majority of the total outstanding common shares is necessary to approve the amendment to the Certificate of Incorporation to give effect to a one- for-ten reverse stock split of the common stock of the Company.


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

      Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of November 25, 2002, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

     Name and Address of               Amount and Nature              Percent
      Beneficial Owner              of Beneficial Ownership           of Class
     -------------------            -----------------------           --------
Robert S. Benou  (1)                         230,000                    4.5%

Arpad J. Havasy  (1)                          22,500                    0.4%

Marc R. Benou  (1)                           181,797                    3.5%

Louis Massad  (1)                             20,375                    0.4%

Thomas Fogg  (1)                              42,000                    0.8%

Edward J. Rielly  (1)                         15,000                    0.2%

Clog II LLC (2)                              583,666                   11.5%

All Executive Officers and Directors         511,672                   10.0%
as a Group (6 Persons)

(1) The address for these individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

(2) The amounts shown for Clog II LLC ("Clog II") includes 142,490 shares of the Company's common stock held by Clog II, and 441,176 shares of common stock issuable upon the conversion of debentures that Clog II holds the option to purchase (the "Common Shares"). The option held by Clog II expires on November 29, 2002. While Clog II holds any of the Common Shares, it must vote these shares in the same manner and proportion as the other shareholders of the Company (e.g., if a shareholder vote on a proposal is required and, of the votes cast, 60% vote for and 40% vote against the proposal, the Common Shares will be voted 60% for, and 40% against the proposal). Warren Schreiber, a member and manager, of Clog II is deemed to beneficially own the shares of Clog II. The mailing address for Clog II and Mr. Schreiber is 64 Shelter Lane, Roslyn, New York 11557.


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

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
               TO GIVE EFFECT TO A ONE-FOR-TEN REVERSE STOCK SPLIT
                       OF THE COMMON STOCK OF THE COMPANY.

      The Board of Directors is recommending that the shareholders approve an amendment to the Company's Certificate of Incorporation to give effect to a one-for-ten reverse stock split of the shares of the common stock of the Company (the "Reverse Stock Split"). The shares of common stock of the Company have traded infrequently and at very low prices for some time. The Board of Directors has authorized the Reverse Stock Split to reduce the number of outstanding shares with the expectation that each share will trade at a higher price. In addition, Nasdaq Marketplace Rule 4310 requires that in order for common stock to continue to be eligible for quotation on the Nasdaq SmallCap Market Inc., it must have a minimum bid price per share of $1.00, as well as meeting certain other requirements. The Company's common stock has traded below $1.00 since June 26, 2002. In August, 2002, the Company received correspondence from Nasdaq stating that it has until February 3, 2003 to regain compliance with Nasdaq's bid price rules. If the Company cannot demonstrate compliance with the Rule by February 3, 2003, Nasdaq will determine whether the Company meets the initial listing criteria for the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(a). If the Company meets the initial listing criteria, it will have 180 days to demonstrate compliance with the Rule. Otherwise, it will receive notification that its securities will be delisted. We believe that in order to maintain the Company's Nasdaq SmallCap Market listing, the implementation of the Reverse Stock Split is in the best interests of the Company and its stockholders.

      A delisting of the common stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value of, the common stock. In addition, any delisting may cause the common stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker- dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected.

      Stockholders should recognize that if the Reverse Stock Split is effectuated, they will own 10% of the number of shares they presently own and that there can be no assurance that the market price of the common stock will, in fact, correspondingly increase by 10 times following consummation of the Reverse Stock Split or, even if such price increases by 10 times, such post Reverse Stock Split market price will be sustained. Also, the possibility does exist that liquidity could be materially and adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

      Except as a result of the receipt by some stockholders of additional shares as a result of rounding up fractional shares as described below, the Reverse Stock Split, in itself, will not affect any stockholder's percentage holdings in the Company.


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

      The Reverse Stock Split is a transaction rather than the first step in a series of transactions and will not cause the Company's common stock to be held of record by less than 300 persons.

      The authorized capital stock of the Company consists of 20,000,000 shares of common stock and 2,000,000 shares of preferred stock. There will be no change in the number of authorized capital stock as a result of the Reverse Stock Split. As of November 25, 2002 the Company had 5,070,803 shares issued and outstanding (not including treasury shares). The Reverse Stock Split will reduce this number to 507,080 (not including treasury shares).

      If the amendment is approved by the Company's stockholders, and if the Board of Directors in its discretion still believes at that time that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file an amendment to its Certificate of Incorporation with the Secretary of State of Delaware after the Board of Directors vote in favor of effecting the Reverse Split. The Reverse Stock Split will become effective on the opening of business on the day following the record date stated in the amended Certificate of Incorporation (the "Effective Date") and the stockholders who held Shares of the Company's common stock as of the close of business on the record date ("Record Holders") will be notified as soon as practicable after the Effective Date that the Reverse Stock Split has been effected. The Corporation's transfer agent will act as its exchange agent (the "Exchange Agent") to act for the Record Holders in implementing the exchange of their certificates.

      As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old Common Stock") to the Exchange Agent in exchange for certificates representing post-split common stock ("New Common Stock"). One share of New Common Stock will be issued in exchange for each ten (10) shares of Old Common Stock. Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole number. For Record Holders of multiple certificates, the Company will aggregate the shares and divide by the split ratio. In the case of street name holders, the Company's transfer agent will convert the certificates in accordance with instructions from the street name holders. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each ten shares of Old Common Stock previously represented by such certificate.

      The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by ten. It is not anticipated that a substantial number of shares will be required to be issued. The proposed amendment is set forth in Exhibit A.


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

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting no later than February 1, 2003.

                                    EXPENSES

      All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

                                    By Order of the Board of Directors,

                                    Robert S. Benou
                                    Chairman & Chief Executive Officer


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

                            Certificate of Amendment                   Exhibit A

                                       of

                          Certificate of Incorporation

                                       of

                               CONOLOG CORPORATION

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                            Under Section 242 of the
                        Delaware General Corporation Law

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      Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies as follows:

      1. The Certificate of Incorporation of the Corporation is hereby amended by changing the article thereof numbered fourth so that, as amended, said Article FOURTH shall be and read as follows:

      "FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is twenty-two million (22,000,000) shares, of which two million (2,000,000) shares having a par value of $.50 per share are to be classified as Preferred Stock and twenty million (20,000,000) shares having a par value of $.01 per share are to be classified as Common Stock.

      Each ten (10) shares of the Corporation's Common Stock, par value $.01 per share, issued and outstanding as of the close of business on _________________ (the "Record Date") shall be converted and reclassified into one (1) share of the Corporation's Common Stock, par value $.01 per share. Any fractional shares resulting from such conversion will be rounded up to the nearest whole number."

      2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, ____.

                                           ----------------------------------
                                                    Robert S. Benou
                                           Chairman & Chief Executive Officer

                               CONOLOG CORPORATION

                                      PROXY

Special Meeting of Shareholders - January 6, 2003.

      The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on November 25, 2002 at the Special Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 at 4:00 p.m., local time, on the 6th day, January, 2003, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes |o| or |X| in blue or black ink.

1. Proposal to amend the Certificate of Incorporation to give effect to a one-for-ten reverse stock split of the common stock of the Company.

      For |_| Against |_| Abstain |_|

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      For |_| Against |_| Abstain |_|

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                                 SIGNATURE(S) should be exactly
                                                 as name or names appear on
                                                 this proxy. If stock is held
[Sign, Date and Return the Proxy Card            jointly, each holder should
Promptly Using the Enclosed Envelope.]           sign. If signing is by
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title.

                                                 Dated _____________, 2002


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                                                 Signature


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                                                 Print Name


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                                                 Signature


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                                                 Print Name